                                                                       EXHIBIT 1



                    [TOTAL RESEARCH CORPORATION letterhead]



                 TOTAL RESEARCH CORPORATION EMPLOYMENT AGREEMENT



1.  INTRODUCTION


This document represents an employment agreement between Total Research Corporation, hereafter referred to as "the Company" and Roger Thomas hereafter referred to as "the Employee". This agreement will serve as the guide and the financial arrangement for the Company and the Employee working in partnership in meeting all of the business and profitability goals of the Company from January 2, 1997 through June 30, 1999. This agreement represents the entire agreement between the parties with respect to the subjects hereof, and supersedes all prior agreements and understandings.

This Employment Agreement will automatically renew for two (2) additional one
(1) year periods at the end of the contract period referenced above. Such continuation of employment will be based on the same financial terms and conditions covered under this agreement except for those that may be negotiated by either party within ninety (90) days prior to the end of this employment agreement.


2.  DUTIES AND RESPONSIBILITIES

The employee will serve as President Strategic Marketing Services Division. In this capacity the employee will be responsible for the overall management and operation of the Company's strategic marketing market research practice as well as the London operations and all international strategic alliances. The Employee shall also perform further duties as are incidental or implied, consistent with the background, training and qualifications of the Employee or may be reasonably delegated by the Board of Directors. The Employee shall devote full time to his/her employment and expend best efforts on behalf of the Company. The Employee agrees to be an active member of the Management Council.

The Employee will report directly to the Vice Chairman and/or the Board of Directors as the case may be.




Employee Initials  RT     Date  20/6         Company Initials  LZ  Date: 4/22/97

ROGER THOMAS EMPLOYMENT AGREEMENT CONTINUED PAGE 2

The Employee is bound to all of the policies and procedures established by the Company.

3.  FINANCIAL

Base Salary:

In consideration to the Employee for services rendered under this Agreement, and in exchange for full compliance with this Agreement, the Company agrees to commit to and pay the employee $60,0000 for the period January 2, 1997 through June 30,1997, $120,000 for the period July 1, 1997 through June 30, 1998 and $130,000 for the period July 1, 1998 through June 30, 1999. The employee will be paid in United Kingdom currency equivalent to the dollar amounts indicated in this agreement. The increase in compensation from one period to another is contingent on satisfactory performance in the prior period.

Satisfactory performance is both financial and non-financial as reflected in the goal addendum attached to this agreement and will be evaluated by the Vice Chairman with ratification by the Board of Directors.

Payment of base salary will be on normally scheduled Company paydays.

Bonus:

The Employee will be entitled to a bonus based on a two pronged system; (1). Is based on the Employee's division's performance and (2). is based on the Company's corporate performance. A separate addendum to this employment agreement will establish the goals for fiscal years 1998 and 1999 which reflects this two pronged goal plan. Unless otherwise approved by the Board of Directors, this will be the only bonus plan in which the Employee is entitled to participate.

Under this bonus arrangement the Employee will receive twenty (20) percent of their base salary for meeting the established fiscal year corporate and divisional goal. For every $20,000 that the divisional goal exceeds plan, the Employee will receive an additional four (4) percent of the $20,000 excess. Should the plan fall slightly below goal i.e., ninety-five (95) percent of goal, the Employee will be entitled to a reduced bonus. The reduced bonus will pay the Employee ten (10) percent of salary if ninety-five (95) to ninety-nine and nine-tenths (99.9) percent of the goal is achieved.

Employee Initials:  RT    Date    20/6      Company Initials  LZ    Date 4/22/97

ROGER THOMAS EMPLOYMENT AGREEMENT CONTINUED PAGE 3


The bonus entitlement for fiscal year 1997 is covered in a separate document which is attached to this agreement.

All bonuses will be paid within one hundred and five (105) days after the end of the fiscal year.

The Employee must be employed through the end of any fiscal year in order to be entitled to receipt of any eligible bonus for that fiscal year.

Stock Options:

The Employee will be issued 250,000 stock options effective January 2, 1997. These options are for services to be performed until June 30, 1999 and vest on that date. Vesting is contingent on the employee remaining employed through the vesting date. If the Employee's performance is terminated for any reason other than for performance and/or cause all of the entitled options will immediately vest on the date of termination.



4.  OTHER EMPLOYMENT ISSUES

By signing and agreeing to this employment agreement, the Employee is committing to two and one-half (2.5) years of employment with the Company. The two and one half (2.5) years begin on January 2, 1997 and conclude on June 30, 1999.

The unsuccessful achievement of established goals, in keeping with Company policy, could result in the involuntary termination of employment for non-performance.



5.  CODE OF ETHICS AND NON COMPETE

As an officer of the Company, the Employee must abide by the Company's Code of Ethics. The entire Company's Code of Ethics is attached to this document.




Employee Initials  RT     Date  20/6         Company Initials  LZ  Date: 4/22/97

ROGER THOMAS EMPLOYMENT AGREEMENT CONTINUED PAGE 4


The Employee's signature on this document will acknowledge that they have read, understand and agree to adhere to all of the contents of the ethics policies.

As an officer of the Company, the Employee agrees that they will not on their own account or jointly with or as a manager, agent, officer, employee, consultant or otherwise on behalf of any other person, firm or corporation directly or indirectly for a period of two (2) years after the termination of this employment agreement:


- Solicit business from any person, firm or company who is a client of or in the habit of dealing with the Company.

- Solicit or entice away or endeavor to solicit or entice away any employee of the Company.

- Use or procure to use with any business of any corporate or business name that is identical to or likely to be confused with the name of the Company, Total Research Corporation.

- Do or say anything that is harmful to the reputation of the Company or which may lead any person or persons to cease to do business with the Company.


Additionally, as an officer of the Company, the Employee further acknowledge that they will be exposed to and or come in contact with various proprietary information belonging to the Company and/or methodologies devised by employees of the Company for the purpose of effectuating the Company's products to clients. The Employee agrees that they will not employ such proprietary information and/or methodologies for use with another employer or customer or anyone else upon termination of your employment relationship with the Company.




Employee Initials  RT     Date  20/6         Company Initials  LZ  Date: 4/22/97

ROGER THOMAS EMPLOYMENT AGREEMENT CONTINUED PAGE 5


Please acknowledge your understanding and compliance with the terms of this Employment Agreement by signing on the line provided below. A second copy is provided for your personal records.



N WITNESS WHEREOF, the parties hereto have executed the Agreement.

ACKNOWLEDGED, AGREED AND CONSENTED:

By:  /s/ ROGER THOMAS                   Date: 20/6
     ------------------------------          ------------------------------
             Signature

For Total Research Corporation:

By:  /s/ LORIN ZISSMAN                  Date: 4/22/97
     ------------------------------          ------------------------------
          Signature

         LORIN ZISSMAN     CHAIRMAN/CEO
     ----------------------------------
          Name and Title

                     [TOTAL RESEARCH CORPORATION letterhead]




                 TOTAL RESEARCH CORPORATION EMPLOYMENT AGREEMENT




1.  INTRODUCTION


This document represents an employment agreement between Total Research Corporation, hereafter referred to as "the Company" and Mark Nissenfeld hereafter referred to as "the Employee". This agreement will serve as the guide and the financial arrangement for the Company and the Employee working in partnership in meeting all of the business and profitability goals of the Company from January 2, 1997 through June 30, 1999. This agreement represents the entire agreement between the parties with respect to the subjects hereof, and supersedes all prior agreements and understandings.

This Employment Agreement will automatically renew for two (2) additional one
(1) year periods at the end of the contract period referenced above. Such continuation of employment will be based on the same financial terms and conditions covered under this agreement except for those that may be negotiated by either party within ninety (90) days prior to the end of this employment agreement.


2.  DUTIES AND RESPONSIBILITIES

The employee will serve as President Global Health Care. In this capacity the employee will be responsible for the overall management and operation of the Company's world wide health care market research practice. The Employee shall also perform further duties as are incidental or implied, consistent with the background, training and qualifications of the Employee or may be reasonably delegated by the Board of Directors. The Employee shall devote full time to his/her employment and expend best efforts on behalf of the Company. The Employee agrees to be an active member of the Management Council.

The Employee will report directly to the Vice Chairman and/or the Board of Directors as the case may be.




Employee Initials  MN    Date  5/10/97    Company Initials  LZ Date: 4/22/97

MARK NISSENFELD EMPLOYMENT AGREEMENT CONTINUED PAGE 2

The Employee is bound to all of the policies and procedures established by the Company.


3.  FINANCIAL

Base Salary:

In consideration to the Employee for services rendered under this Agreement, and in exchange for full compliance with this Agreement, the Company agrees to commit to and pay the employee $55,0000 for the period January 2, 1997 through June 30,1997, $120,000 for the period July 1, 1997 through June 30, 1998 and $130,000 for the period July 1, 1998 through June 30, 1999. The increase in compensation from one period to another is contingent on satisfactory performance in the prior period.

Satisfactory performance is both financial and non-financial as reflected in the goal addendum attached to this agreement and will be evaluated by the Vice Chairman with ratification by the Board of Directors.

Payment of base salary will be on normally scheduled Company paydays.

Bonus:

The Employee will be entitled to a bonus based on a two pronged systems; (1). is based on the Employee's division's performance and (2). is based on the Company's corporate performance. A separate addendum to this employment agreement will establish the goals for fiscal years 1998 and 1999 which reflects this two pronged goal plan. Unless otherwise approved by the Board of Directors, this will be the only bonus plan in which the Employee is entitled to participate.

Under this bonus arrangement the Employee will receive twenty (20) percent of their base salary for meeting the established fiscal year corporate and divisional goal. For every $20,000 that the divisional goal exceeds plan, the Employee will receive an additional four (4) percent of the $20,000 excess. Should the plan fall slightly below goal i.e., ninety-five (95) percent of goal, the Employee will be entitled to a reduced bonus. The reduced bonus will pay the Employee ten (10) percent of salary if ninety-five (95) to ninety-nine and nine-tenths (99.9) percent of the goal is achieved.

Employee Initials  MN    Date  5/10/97    Company Initials  LZ Date: 4/22/97

MARK NISSENFELD EMPLOYMENT AGREEMENT CONTINUED PAGE 3


The bonus entitlement for fiscal year 1997 is covered in a separate document which is attached to this agreement.

All bonuses will be paid within one hundred and five (105) days after the end of the fiscal year.

The Employee must be employed through the end of any fiscal year in order to be entitled to receipt of any eligible bonus for that fiscal year.

Stock Options:

The Employee will be issued 250,000 stock options effective January 2, 1997. These options are for services to be performed until June 30, 1999 and vest on that date. Vesting is contingent on the employee remaining employed through the vesting date. If the Employee's performance is terminated for any reason other than for performance and/or cause all of the entitled options will immediately vest on the date of termination.



4.  OTHER EMPLOYMENT ISSUES

By signing and agreeing to this employment agreement, the Employee is committing to two and one-half (2.5) years of employment with the Company. The two and one half (2.5) years begin on January 2, 1997 and conclude on June 30, 1999.

The unsuccessful achievement of established goals, in keeping with Company policy, could result in the Employee's employment being involuntary terminated for non-performance.

Additionally, the Employee is entitled to all benefits offered by the Company in accordance with Company policy.


5.  CODE OF ETHICS AND NON COMPETE

As an officer of the Company, the Employee must abide by the Company's Code of Ethics. The entire Company's Code of Ethics is attached to this document.


Employee Initials  MN    Date  5/10/97    Company Initials  LZ Date: 4/22/97

MARK NISSENFELD EMPLOYMENT AGREEMENT CONTINUED PAGE 4


The Employee's signature on this document will acknowledge that they have read, understand and agree to adhere to all of the contents of the ethics policies.

As an officer of the Company, the Employee agrees that they will not on their own account or jointly with or as a manager, agent, officer, employee, consultant or otherwise on behalf of any other person, firm or corporation directly or indirectly for a period of two (2) years after the termination of this employment agreement:


- Solicit business from any person, firm or company who is a client of or in the habit of dealing with the Company.

- Solicit or entice away or endeavor to solicit or entice away any employee of the Company.

- Use or procure to use with any business of any corporate or business name that is identical to or likely to be confused with the name of the Company, Total Research Corporation.

- Do or say anything that is harmful to the reputation of the Company or which may lead any person or persons to cease to do business with the Company.


Additionally, as an officer of the Company, the Employee further acknowledge that they will be exposed to and or come in contact with various proprietary information belonging to the Company and/or methodologies devised by employees of the Company for the purpose of effectuating the Company's products to clients. The Employee agrees that they will not employ such proprietary information and/or methodologies for use with another employer or customer or anyone else upon termination of your employment relationship with the Company.




Employee Initials  MN    Date  5/10/97    Company Initials  LZ Date: 4/22/97

MARK NISSENFELD EMPLOYMENT AGREEMENT CONTINUED PAGE 5


Please acknowledge your understanding and compliance with the terms of this Employment Agreement by signing on the line provided below. A second copy is provided for your personal records.



N WITNESS WHEREOF, the parties hereto have executed the Agreement.

ACKNOWLEDGED, AGREED AND CONSENTED:

By: /s/ MARK NISSENFELD                 Date: 5/10/97
     ------------------------------          ------------------------------
             Signature

For Total Research Corporation:

By:  /s/ LORIN ZISSMAN                  Date: 4/22/97
     ------------------------------          ------------------------------
          Signature

         LORIN ZISSMAN     CHAIRMAN/CEO
     ----------------------------------
          Name and Title

                     [TOTAL RESEARCH CORPORATION letterhead]




                 TOTAL RESEARCH CORPORATION EMPLOYMENT AGREEMENT




1.  INTRODUCTION


This document represents an employment agreement between Total Research Corporation, hereafter referred to as "the Company" and Patti Hoffman hereafter referred to as "the Employee". This agreement will serve as the guide and the financial arrangement for the Company and the Employee working in partnership in meeting all of the business and profitability goals of the Company from January 2, 1997 through June 30, 1999. This agreement represents the entire agreement between the parties with respect to the subjects hereof, and supersedes all prior agreements and understandings.

This Employment Agreement will automatically renew for two (2) additional one
(1) year periods at the end of the contract period referenced above. Such continuation of employment will be based on the same financial terms and conditions covered under this agreement except for those that may be negotiated by either party within ninety (90) days prior to the end of this employment agreement.


2.  DUTIES AND RESPONSIBILITIES

The employee will serve as President US Regional Offices. In this capacity the employee will be responsible for the overall management and operation of the Company's non headquarters offices. Additionally the Employee will be responsible for the planning, directing and coordinating of the company's human resources function worldwide. The Employee shall also perform further duties as are incidental or implied, consistent with the background, training and qualifications of the Employee or may be reasonably delegated by the Board of Directors. The Employee shall devote full time to his/her employment and expend best efforts on behalf of the Company. The Employee agrees to be an active member of the Management Council.

The Employee will report directly to the Vice Chairman and/or the Board of Directors as the case may be.

Employee Initials  PH    Date    4/29     Company Initials LZ  Date: 4/22/97

PATTI HOFFMAN EMPLOYMENT AGREEMENT CONTINUED PAGE 2


The Employee is bound to all of the policies and procedures established by the Company.

3.  FINANCIAL

Base Salary:

In consideration to the Employee for services rendered under this Agreement, and in exchange for full compliance with this Agreement, the Company agrees to commit to and pay the employee $50,0000 for the period January 2, 1997 through June 30,1997, $110,000 for the period July 1, 1997 through June 30, 1998 and $120,000 for the period July 1, 1998 through June 30, 1999. The increase in compensation from one period to another is contingent on satisfactory performance in the prior period.

Satisfactory performance is both financial and non-financial as reflected in the goal addendum attached to this agreement and will be evaluated by the Vice Chairman with ratification by the Board of Directors.

Payment of base salary will be on normally scheduled Company paydays.

Bonus:

The Employee will be entitled to a bonus based on a two pronged system; (1). Is based on the Employee's division's performance and (2). is based on the Company's corporate performance. A separate addendum to this employment agreement will establish the goals for fiscal years 1998 and 1999 which reflects this two pronged goal plan. Unless otherwise approved by the Board of Directors, this will be the only bonus plan in which the Employee is entitled to participate.

Under this bonus arrangement the Employee will receive twenty (20) percent of their base salary for meeting the established fiscal year corporate and divisional goal. For every $20,000 that the divisional goal exceeds plan, the Employee will receive an additional four (4) percent of the $20,000 excess. Should the plan fall slightly below goal i.e., ninety-five (95) percent of goal, the Employee will be entitled to a reduced bonus. The reduced bonus will pay the Employee ten (10) percent of salary if ninety-five (95) to ninety-nine and nine-tenths (99.9) percent of the goal is achieved.

Employee Initials  PH    Date    4/29     Company Initials LZ  Date: 4/22/97

PATTI HOFFMAN EMPLOYMENT AGREEMENT CONTINUED PAGE 3


The bonus entitlement for fiscal year 1997 is covered in a separate document which is attached to this agreement.

All bonuses will be paid within one hundred and five (105) days after the end of the fiscal year.

The Employee must be employed through the end of any fiscal year in order to be entitled to receipt of any eligible bonus for that fiscal year.

Stock Options:

The Employee will be issued 250,000 stock options effective January 2, 1997. These options are for services to be performed until June 30, 1999 and vest on that date. Vesting is contingent on the employee remaining employed through the vesting date. If the Employee's performance is terminated for any reason other than for performance and/or cause all of the entitled options will immediately vest on the date of termination.



4.  OTHER EMPLOYMENT ISSUES

By signing and agreeing to this employment agreement, the Employee is committing to two and one-half (2.5) years of employment with the Company. The two and one half (2.5) years begin on January 2, 1997 and conclude on June 30, 1999.

The unsuccessful achievement of established goals, in keeping with Company policy, could result in the Employee's employment being involuntary terminated for non-performance.

Additionally, the Employee is entitled to all benefits offered by the Company in accordance with Company policy.


5.  CODE OF ETHICS AND NON COMPETE

As an officer of the Company, the Employee must abide by the Company's Code of Ethics. The entire Company's Code of Ethics is attached to this document.


Employee Initials  PH    Date    4/29     Company Initials LZ  Date: 4/22/97

PATTI HOFFMAN EMPLOYMENT AGREEMENT CONTINUED PAGE 4


The Employee's signature on this document will acknowledge that they have read, understand and agree to adhere to all of the contents of the ethics policies.

As an officer of the Company, the Employee agrees that they will not on their own account or jointly with or as a manager, agent, officer, employee, consultant or otherwise on behalf of any other person, firm or corporation directly or indirectly for a period of two (2) years after the termination of this employment agreement:


- Solicit business from any person, firm or company who is a client of or in the habit of dealing with the Company.

- Solicit or entice away or endeavor to solicit or entice away any employee of the Company.

- Use or procure to use with any business of any corporate or business name that is identical to or likely to be confused with the name of the Company, Total Research Corporation.

- Do or say anything that is harmful to the reputation of the Company or which may lead any person or persons to cease to do business with the Company.


Additionally, as an officer of the Company, the Employee further acknowledge that they will be exposed to and or come in contact with various proprietary information belonging to the Company and/or methodologies devised by employees of the Company for the purpose of effectuating the Company's products to clients. The Employee agrees that they will not employ such proprietary information and/or methodologies for use with another employer or customer or anyone else upon termination of your employment relationship with the Company.




Employee Initials  PH    Date    4/29     Company Initials LZ  Date: 4/22/97

PATTI HOFFMAN EMPLOYMENT AGREEMENT CONTINUED PAGE 5


Please acknowledge your understanding and compliance with the terms of this Employment Agreement by signing on the line provided below. A second copy is provided for your personal records.



N WITNESS WHEREOF, the parties hereto have executed the Agreement.

ACKNOWLEDGED, AGREED AND CONSENTED:

By:  /s/ PATTI HOFFMAN                  Date: April 29, 1997
     ------------------------------          ------------------------------
          Signature

For Total Research Corporation:

By:  /s/ LORIN ZISSMAN                  Date: 4/22/97
     ------------------------------          ------------------------------
          Signature

         LORIN ZISSMAN     CHAIRMAN/CEO
     ----------------------------------
          Name and Title

                    [TOTAL RESEARCH CORPORATION letterhead]




                 TOTAL RESEARCH CORPORATION EMPLOYMENT AGREEMENT




1.  INTRODUCTION


This document represents an employment agreement between Total Research Corporation, hereafter referred to as "the Company" and Terri Flanagan hereafter referred to as "the Employee". This agreement will serve as the guide and the financial arrangement for the Company and the Employee working in partnership in meeting all of the business and profitability goals of the Company from January 2, 1997 through June 30, 1999. This agreement represents the entire agreement between the parties with respect to the subjects hereof, and supersedes all prior agreements and understandings.

This Employment Agreement will automatically renew for two (2) additional one
(1) year periods at the end of the contract period referenced above. Such continuation of employment will be based on the same financial terms and conditions covered under this agreement except for those that may be negotiated by either party within ninety (90) days prior to the end of this employment agreement.


2.  DUTIES AND RESPONSIBILITIES

The employee will serve as President Quality Management Division. In this capacity the employee will be responsible for the overall management and operation of the Company's quality managment market research practice. The Employee shall also perform further duties as are incidental or implied, consistent with the background, training and qualifications of the Employee or may be reasonably delegated by the Board of Directors. The Employee shall devote full time to his/her employment and expend best efforts on behalf of the Company. The Employee agrees to be an active member of the Management Council.

The Employee will report directly to the Vice Chairman and/or the Board of Directors as the case may be.




Employee Initials   TF     Date   5/22/97   Company Initials  LZ   Date: 4/22/97

TERRI FLANAGAN EMPLOYMENT AGREEMENT CONTINUED PAGE 2


The Employee is bound to all of the policies and procedures established by the Company.

3.  FINANCIAL

Base Salary:

In consideration to the Employee for services rendered under this Agreement, and in exchange for full compliance with this Agreement, the Company agrees to commit to and pay the employee $50,0000 for the period January 2, 1997 through June 30,1997, $110,000 for the period July 1, 1997 through June 30, 1998 and $120,000 for the period July 1, 1998 through June 30, 1999. The increase in compensation from one period to another is contingent on satisfactory performance in the prior period.

Satisfactory performance is both financial and non-financial as reflected in the goal addendum attached to this agreement and will be evaluated by the Vice Chairman with ratification by the Board of Directors.

Payment of base salary will be on normally scheduled Company paydays.

Bonus:

The Employee will be entitled to a bonus based on a two pronged system; (1). Is based on the Employee's division's performance and (2). is based on the Company's corporate performance. A separate addendum to this employment agreement will establish the goals for fiscal years 1998 and 1999 which reflects this two pronged goal plan. Unless otherwise approved by the Board of Directors, this will be the only bonus plan in which the Employee is entitled to participate.

Under this bonus arrangement the Employee will receive twenty (20) percent of their base salary for meeting the established fiscal year corporate and divisional goal. For every $20,000 that the divisional goal exceeds plan, the Employee will receive an additional four (4) percent of the $20,000 excess. Should the plan fall slightly below goal i.e., ninety-five (95) percent of goal, the Employee will be entitled to a reduced bonus. The reduced bonus will pay the Employee ten (10) percent of salary if ninety-five (95) to ninety-nine and nine-tenths (99.9) percent of the goal is achieved.

Employee Initials   TF     Date   5/22/97   Company Initials  LZ   Date: 4/22/97

TERRI FLANAGAN EMPLOYMENT AGREEMENT CONTINUED PAGE 3


The bonus entitlement for fiscal year 1997 is covered in a separate document which is attached to this agreement.

All bonuses will be paid within one hundred and five (105) days after the end of the fiscal year.

The Employee must be employed through the end of any fiscal year in order to be entitled to receipt of any eligible bonus for that fiscal year.

Stock Options:

The Employee will be issued 250,000 stock options effective January 2, 1997. These options are for services to be performed until June 30, 1999 and vest on that date. Vesting is contingent on the employee remaining employed through the vesting date. If the Employee's performance is terminated for any reason other than for performance and/or cause all of the entitled options will immediately vest on the date of termination.



4.  OTHER EMPLOYMENT ISSUES

By signing and agreeing to this employment agreement, the Employee is committing to two and one-half (2.5) years of employment with the Company. The two and one half (2.5) years begin on January 2, 1997 and conclude on June 30, 1999.

The unsuccessful achievement of established goals, in keeping with Company policy, could result in the involuntary termination of employment for non-performance.

Additionally, the Employee is entitled to all benefits offered by the Company in accordance with Company policy.


5.  CODE OF ETHICS AND NON COMPETE

As an officer of the Company, the Employee must abide by the Company's Code of Ethics. The entire Company's Code of Ethics is attached to this document.


Employee Initials   TF     Date   5/22/97   Company Initials  LZ   Date: 4/22/97

TERRI FLANAGAN EMPLOYMENT AGREEMENT CONTINUED PAGE 4


The Employee's signature on this document will acknowledge that they have read, understand and agree to adhere to all of the contents of the ethics policies.

As an officer of the Company, the Employee agrees that they will not on their own account or jointly with or as a manager, agent, officer, employee, consultant or otherwise on behalf of any other person, firm or corporation directly or indirectly for a period of two (2) years after the termination of this employment agreement:


- Solicit business from any person, firm or company who is a client of or in the habit of dealing with the Company.

- Solicit or entice away or endeavor to solicit or entice away any employee of the Company.

- Use or procure to use with any business of any corporate or business name that is identical to or likely to be confused with the name of the Company, Total Research Corporation.

- Do or say anything that is harmful to the reputation of the Company or which may lead any person or persons to cease to do business with the Company.


Additionally, as an officer of the Company, the Employee further acknowledge that they will be exposed to and or come in contact with various proprietary information belonging to the Company and/or methodologies devised by employees of the Company for the purpose of effectuating the Company's products to clients. The Employee agrees that they will not employ such proprietary information and/or methodologies for use with another employer or customer or anyone else upon termination of your employment relationship with the Company.









Employee Initials   TF     Date   5/22/97   Company Initials  LZ   Date: 4/22/97

TERRI FLANAGAN EMPLOYMENT AGREEMENT CONTINUED PAGE 5


Please acknowledge your understanding and compliance with the terms of this Employment Agreement by signing on the line provided below. A second copy is provided for your personal records.



N WITNESS WHEREOF, the parties hereto have executed the Agreement.

ACKNOWLEDGED, AGREED AND CONSENTED:

By:  /s/ THERESA FLANAGAN               Date:  5/22/97
     ------------------------------          ------------------------------
             Signature

For Total Research Corporation:

By:  /s/ LORIN ZISSMAN                  Date: 4/22/97
     ------------------------------          ------------------------------
          Signature

         LORIN ZISSMAN     CHAIRMAN/CEO
     ----------------------------------
          Name and Title

                    [TOTAL RESEARCH CORPORATION letterhead]


                 TOTAL RESEARCH CORPORATION EMPLOYMENT AGREEMENT



1.  INTRODUCTION


This document represents an employment agreement between Total Research Corporation, hereafter referred to as "the Company" and Eric Zissman hereafter referred to as "the Employee". This agreement will serve as the guide and the financial arrangement for the Company and the Employee working in partnership in meeting all of the business and profitability goals of the Company from January 2, 1997 through June 30, 1999. This agreement represents the entire agreement between the parties with respect to the subjects hereof, and supersedes all prior agreements and understandings.

This Employment Agreement will automatically renew for two (2) additional one
(1) year periods at the end of the contract period referenced above. Such continuation of employment will be based on the same financial terms and conditions covered under this agreement except for those that may be negotiated by either party within ninety (90) days prior to the end of this employment agreement.


2.  DUTIES AND RESPONSIBILITIES

The employee will serve as the Chief Financial Officer. In this capacity the Employee will be responsible for developing and directing the financial plans and policies of the Company including the establishment and maintenance of fiscal control and safeguarding of company assets. Additionally the employee will be responsible for the management of multiple staff functions. The Employee shall also perform further duties as are incidental or implied, consistent with the background, training and qualifications of the Employee or may be reasonably delegated by the Board of Directors. The Employee shall devote full time to his/her employment and expend best efforts on behalf of the Company. The Employee agrees to be an active member of the Management Council.

The Employee will report directly to the Vice Chairman and/or the Board of Directors as the case may be.

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ERIC ZISSMAN EMPLOYMENT AGREEMENT CONTINUED PAGE 2


The Employee is bound to all of the policies and procedures established by the Company.


3.  FINANCIAL

Base Salary:

In consideration to the Employee for services rendered under this Agreement, and in exchange for full compliance with this Agreement, the Company agrees to commit to and pay the employee $47,500 for the period January 2, 1997 through June 30,1997, $110,000 for the period July 1, 1997 through June 30, 1998 and $120,000 for the period July 1, 1998 through June 30, 1999. The increase in compensation from one period to another is contingent on satisfactory performance in the prior period.

Satisfactory performance is both financial and non-financial as reflected in the goal addendum attached to this agreement and will be evaluated by the Vice Chairman with ratification by the Board of Directors.

Payment of base salary will be on normally scheduled Company paydays.

Bonus:

The Employee will be entitled to a bonus based on the Company's corporate performance. A separate addendum to this employment agreement will establish the goals for fiscal years 1998 and 1999 which reflects this plan. Unless otherwise approved by the Board of Directors, this will be the only bonus plan in which the Employee is entitled to participate.

Under this bonus arrangement the Employee will receive twenty (20) percent of their base salary for meeting the established fiscal year corporate goal. For every $20,000 that the corporate goal exceeds plan, the Employee will receive an additional two (2) percent of the $20,000 excess. Should the plan fall slightly below goal i.e., ninety-five (95) percent of goal, the Employee will be entitled to a reduced bonus. The reduced bonus will pay the Employee ten (10) percent of salary if ninety-five (95) to ninety-nine and nine- tenths (99.9) percent of the goal is achieved.


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ERIC ZISSMAN EMPLOYMENT AGREEMENT CONTINUED PAGE 3


The bonus entitlement for fiscal year 1997 is covered in a separate document which is attached to this agreement.

All bonuses will be paid within one hundred and five (105) days after the end of the fiscal year.

The Employee must be employed through the end of any fiscal year in order to be entitled to receipt of any eligible bonus for that fiscal year.

Stock Options:

The Employee will be issued 250,000 stock options effective January 2, 1997. These options are for services to be performed until June 30, 1999 and vest on that date. Vesting is contingent on the employee remaining employed through the vesting date. If the Employee's performance is terminated for any reason other than for performance and/or cause all of the entitled options will immediately vest on the date of termination.



4.  OTHER EMPLOYMENT ISSUES

By signing and agreeing to this employment agreement, the Employee is committing to two and one-half (2.5) years of employment with the Company. The two and one half (2.5) years begin on January 2, 1997 and conclude on June 30, 1999.

The unsuccessful achievement of established goals, in keeping with Company policy, could result in the involuntary termination of employment for non-performance.

Additionally, the Employee is entitled to all benefits offered by the Company in accordance with Company policy.


5.  CODE OF ETHICS AND NON COMPETE

As an officer of the Company, the Employee must abide by the Company's Code of Ethics. The entire Company's Code of Ethics is attached to this document.


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The Employee's signature on this document will acknowledge that they have read, understand and agree to adhere to all of the contents of the ethics policies.

As an officer of the Company, the Employee agrees that they will not on their own account or jointly with or as a manager, agent, officer, employee, consultant or otherwise on behalf of any other person, firm or corporation directly or indirectly for a period of two (2) years after the termination of this employment agreement:


- Solicit business from any person, firm or company who is a client of or in the habit of dealing with the Company.

- Solicit or entice away or endeavor to solicit or entice away any employee of the Company.

- Use or procure to use with any business of any corporate or business name that is identical to or likely to be confused with the name of the Company, Total Research Corporation.

- Do or say anything that is harmful to the reputation of the Company or which may lead any person or persons to cease to do business with the Company.


       Additionally, as an officer of the Company, the Employee further acknowledge that they will be exposed to and or come in contact with various proprietary information belonging to the Company and/or methodologies devised by employees of the Company for the purpose of effectuating the Company's products to clients. The Employee agrees that they will not employ such proprietary information and/or methodologies for use with another employer or customer or anyone else upon termination of your employment relationship with the Company.




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ERIC ZISSMAN EMPLOYMENT AGREEMENT CONTINUED PAGE 5


Please acknowledge your understanding and compliance with the terms of this Employment Agreement by signing on the line provided below. A second copy is provided for your personal records.



N WITNESS WHEREOF, the parties hereto have executed the Agreement.

ACKNOWLEDGED, AGREED AND CONSENTED:

By: /s/ ERIC ZISSMAN                    Date: 4/29/97
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             Signature

For Total Research Corporation:

By:  /s/ LORIN ZISSMAN                  Date: 4/22/97
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          Signature

         LORIN ZISSMAN     CHAIRMAN/CEO
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          Name and Title